                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2005
                                                          --------------

                                  Langer, Inc.
                                  ------------
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------
          Delaware                      1-12991                11-2239561
          --------                      -------                ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 450 Commack Road, Deer Park, New York                         11729-4510
 -------------------------------------                         ----------
(Address of principal executive offices)                       (Zip Code)
--------------------------------------------------------------------------------

Registrant's telephone number, including area code: 631-667-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On March 31, 2005, Langer, Inc., a Delaware corporation (the "Company") entered into a settlement agreement and limited release (the "Settlement Agreement")
with its wholly owned subsidiary Silipos, Inc., a Delaware corporation
("Silipos"), SSL Holdings, Inc., a Delaware corporation ("SSL"), and LRC North
America, Inc., a Delaware corporation (the "Parent"). The Company previously acquired Silipos from SSL on September 30, 2004 pursuant to the terms of the
Stock Purchase Agreement dated September 22, 2004 (the "Stock Purchase
Agreement") by and among the Company, Silipos, SSL and the Parent. Under the terms of the Settlement Agreement, the parties exchanged mutual releases and agreed to a $232,000 reduction in the purchase price previously paid by the
Company to SSL because Silipos did not satisfy certain minimum working capital requirements as of the closing date of the acquisition pursuant to the Stock
Purchase Agreement.

The reduction to the purchase price is being satisfied by decreasing the principal amount of a $7.5 million secured promissory note due March 31, 2006
(the "$7.5 Million Note"), which the Company issued to SSL in connection with the acquisition of Silipos. The $7.5 Million Note has accordingly been amended to reflect a principal reduction of $232,000. In addition, the $7.5 Million Note was amended to reflect the Company's previously disclosed election, in accordance with the terms of the note, to increase the principal amount, effective as of April 1, 2005, by $1,000,000 rather than make an additional payment of $500,000 by March 31, 2005. The $1,000,000 increase to the $7.5
Million Note is expected to be recorded as an additional interest expense. As amended, the outstanding principal of the $7.5 Million Note is $8,268,000.

Under the terms of the Settlement Agreement, the parties also agreed to amend a
$3.0 million promissory note due December 31, 2009 ("$3.0 Million Note"), which was also issued to SSL by the Company in connection with the acquisition of
Silipos. The $3.0 Million Note was amended to provide that the note will be reduced by $500,000 if the $7.5 Million Note is repaid in full on or before May
31, 2005, and will be further reduced by an additional $500,000 if both the $3.0
Million Note and the $7.5 Million Note have been repaid in full on or before
March 31, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 5, 2005                   LANGER, INC.

                                       By:  /s/ Joseph P. Ciavarella
                                            ------------------------
                                            Joseph P. Ciavarella, Vice President
                                            and Chief Financial Officer